SECURITIES AND EXCHANGE COMMISSION
                          Washington, D. C.  20549

                                  FORM 8-K

                               CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of Earliest Event Reported):  November 14, 1997


                        TUCSON ELECTRIC POWER COMPANY
                        -----------------------------

           (Exact name of registrant as specified in its charter)


       Arizona                      1-5924                  86-0062700
(State of Incorporation)   (Commission File Number)      (IRS Employer
                                                       Identification No.)


                220 West Sixth Street, Tucson, Arizona  85701
             (Address of principal executive office)  (Zip Code)


                               (520) 571-4000
            (Registrant's telephone number, including area code)





Item 4.  Changes in Registrant's Certifying Accountant
         ---------------------------------------------

     On November 7, 1997, based upon the recommendation of its audit committee, the Board of Directors of Tucson Electric Power Company voted to appoint Price Waterhouse LLP as the Company's independent accountants effective for the year ending December 31, 1998. The Company chose not to renew the engagement of Deloitte & Touche LLP, the Company's present independent accountants. Deloitte & Touche LLP will continue to serve for the 1997 fiscal year, including rendering an opinion on the financial statements for the year ending December 31, 1997.

     On November 14, 1997 the Company engaged Price
Waterhouse LLP as its principal accountants to audit the financial statements for the year ending December 31, 1998.
During 1995, 1996 and the period from December 31, 1996 through November 14, 1997, the Company has not consulted
Price Waterhouse LLP on items which concerned the application of accounting principles generally, or to a specific transaction or group of transactions, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements.




                          SIGNATURE


     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                             TUCSON ELECTRIC POWER COMPANY
                             -----------------------------
                                     (Registrant)



Date:  November 17, 1997             Ira R. Adler
                                 --------------------
                                     Ira R. Adler
                              Senior Vice President and
                             Principal Financial Officer